Exhibit 99.2-DeFi Mobile, Ltd. financial statements for the years ended December 31, 2008 and 2007

DEFI MOBILE LTD.

Consolidated Financial Statements

December 31, 2008 and 2007

C O N T E N T S

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets

 3-4

Consolidated Statements of Operations

 5

Consolidated Statements of Stockholders’ Equity (Deficit)

 5

Consolidated Statements of Cash Flows

 5

Notes to the Consolidated Financial Statements

8

To the Board of Directors and Shareholders of

DeFi Mobile Ltd.

We have audited the accompanying balance sheets of DeFi Mobile Ltd. as of December 31, 2008 and 2007, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended and the period from inception on November 22, 2006 through December 31, 2008 . These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of DeFi Mobile Ltd.  at December 31, 2008 and 2007, and the results of its operations and cash flows for the years then ended and the period from inception on November 22, 2006 through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that DeFi Mobile Ltd.  will continue as a going concern. As discussed in Note 3 to the financial statements, DeFi Mobile Ltd.  has suffered recurring losses from operations, has a working capital deficit and is dependent of financing to continue operations. These issues raise substantial doubt about the company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Chisholm, Bierwolf, Nilson & Morrill

Chisholm, Bierwolf, Nilson & Morrill, LLC

Bountiful, UT

June 18, 2009

DEFI MOBILE, LTD.
(A Development Stage Company)
Consolidated Balance Sheets

ASSETS
	December 31,
	2008	2007
CURRENT ASSETS

Cash and cash equivalents (Note 2)	$ 8,950	$ 1,434,021
Accounts receivable, net (Note 2)	110	-
Other receivables	9,426	-
Prepaid expenses and other current assets	52,564	152,675

Total Current Assets	71,050	1,586,696

PROPERTY AND EQUIPMENT (Note 2)

Network hardware	267,623	287,559
Computer servers	150,323	150,323
Computer equipment	51,578	8,885
Furniture and fixtures	39,122	20,273

Total Property and Equipment	508,646	467,040
Less: Accumulated Depreciation	(192,438)	(33,750)

Net Property and Equipment	316,208	433,290

OTHER ASSETS

Network software and user licenses, net (Note 4)	999,684	1,000,000
Software development costs, net (Note 2)	580,068	285,168
Patents and tradmarks, net (Note 2)	42,628	-
Domain names, net (Note 2)	13,487	11,190
Security deposits	32,602	30,000

Total Other Assets	1,668,469	1,326,358

TOTAL ASSETS	$ 2,055,727	$ 3,346,344

DEFI MOBILE, LTD.

(A Development Stage Company)
Consolidated Balance Sheets (Continued)

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
	December 31,
	2008	2007
CURRENT LIABILITIES

Accounts payable and accrued expenses	$ 824,306	$ 410,930
Subordinated convertible notes payable (Note 8)	1,975,000	-
Venture capital payable (Note 7)	625,871	500,000
Convertible note payable (Note 6)	250,000	-
Note payable - related party (Note 5)	250,000	-

Total Current Liabilities	3,925,177	910,930

Total Liabilities	3,925,177	910,930

COMMITMENTS AND CONTINGENCIES (Note 10)

STOCKHOLDERS' EQUITY (DEFICIT)

Series A Preferred stock, par value $0.0001 per share,
4,600,000 shares authorized; 4,465,075 shares issued
and outstanding	447	447
Series B Preferred stock, par value $0.0001 per share,
3,500,000 shares authorized; -0- shares issued and outstanding	-	-
Common stock, par value $0.0001 per share,
30,000,000 shares authorized; 6,666,667 shares
issued and outstanding	667	667
Additional paid-in-capital	3,989,229	3,989,229
Deficit accumulated during the development stage	(5,859,793)	(1,554,929)

Total Stockholders' Equity (Deficit)	(1,869,450)	2,435,414

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ 2,055,727	$ 3,346,344

See accompanying note disclosures

DEFI MOBILE, LTD.
(A Development Stage Company)
Consolidated Statements of Operations

	For the Years Ended		Cumulative
	December 31,		From
	2008	2007	Inception

REVENUES	$ 37,217	$ -	$ 37,217

OPERATING EXPENSES

Salaries and wages	1,358,931	590,078	1,949,009
Cost of goods sold	315,878	74,573	390,451
Professional fees	764,685	357,092	1,121,777
Travel and entertainment	499,346	254,759	754,105
Advertising and marketing	306,618	95,961	402,579
Depreciation and amortization	291,567	33,750	325,317
Financing costs	179,500	-	179,500
Rent	144,740	41,003	185,743
Other general and administrative	306,105	135,789	441,894

Total Operating Expenses	4,167,370	1,583,005	5,750,375

LOSS BEFORE OTHER INCOME (EXPENSE)	(4,130,153)	(1,583,005)	(5,713,158)

OTHER INCOME (EXPENSE)

Interest income	5,288	28,076	33,364
Interest expense	(179,999)	-	(179,999)

Total Other Income (Expense)	(174,711)	28,076	(146,635)

NET LOSS BEFORE INCOME TAXES	(4,304,864)	(1,554,929)	(5,859,793)

INCOME TAX EXPENSE (Note 2)	-	-	-

NET LOSS	$ (4,304,864)	$ (1,554,929)	$ (5,859,793)

LOSS PER COMMON SHARE - BASIC & DILUTED	$ (0.65)	$ (0.42)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	6,666,667	3,711,416

See accompanying note disclosures

DEFI MOBILE, LTD
(A Development Stage Company)
Consolidated Statements of Stockholders' Equity (Deficit)
						Deficit
	Series A					Accumulated
	Preferred Stock		Common Stock		Additional	during the
	Shares	Amount	Shares	Amount	Paid-in Capital	Development Stage

Balance, inception	-	$ -	-	$ -	$ -	$ -

Common stock issued to founders for cash
at $0.0001 per share	-	-	6,666,667	667	-	-

Series A preferred stock issued for cash
at $1.00 per share	4,465,075	447	-	-	4,464,628	-

Stock offering costs	-	-	-	-	(475,399)	-

Net loss for the year ended
December 31, 2007	-	-	-	-	-	(2,119,918)

Balance, December 31, 2007	4,465,075	447	6,666,667	667	3,989,229	(2,119,918)

Net loss for the year ended
December 31, 2008	-	-	-	-	-	(1,949,555)

Balance, December 31, 2008	4,465,075	$ 447	6,666,667	$ 667	$ 3,989,229	$ (4,069,473)

See accompanying note disclosures

DEFI MOBILE, LTD.
(A Development Stage Company)
Consolidated Statements of Cash Flows

	For the Years Ended		Cumulative
	December 31,		From
	2008	2007	Inception

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$ (4,304,864)	$ (1,554,929)	$ (5,859,793)
Adjustments to reconcile net loss to net cash used
in operating activities:
Depreciation and amortization	286,830	33,750	320,580
Change in operating assets and liabilities:
Accounts receivable	(110)	-	(110)
Other receivables	(9,426)	-	(9,426)
Prepaid and other assets	100,111	(152,675)	(52,564)
Domain names	(2,297)	(11,190)	(13,487)
Lease security deposit	(2,602)	(30,000)	(32,602)
Accounts payable and accrued expenses	413,376	410,930	824,306

Net Cash Used in Operating Activities	(3,518,982)	(1,304,114)	(4,823,096)

CASH FLOWS FROM INVESTING ACTIVITIES

Software development costs	(422,076)	(285,168)	(707,244)
Patents and trademarks	(42,628)	-	(42,628)
Network software and user licenses	(650)	(1,000,000)	(1,000,650)
Purchases of property and equipment	(41,606)	(467,040)	(508,646)

Net Cash Used in Investing Activities	(506,960)	(1,752,208)	(2,259,168)

CASH FLOWS FROM FINANCING ACTIVITIES

Issuance of common stock for cash	-	667	667
Issuance of series A preferred stock for cash, net of offering costs		3,989,676	3,989,676
Payments on notes payable and convertible notes	(124,129)	-	(124,129)
Proceeds received on notes and convertible notes	500,000	500,000	1,000,000
Proceeds received on note payable from related party	250,000	-	250,000
Proceeds received from subordinated convertible note	1,975,000	-	1,975,000

Net Cash Provided by Financing Activities	2,600,871	4,490,343	7,091,214

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,425,071)	1,434,021	8,950

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	1,434,021	-	-

CASH AND CASH EQUIVALENTS, END OF YEAR	$ 8,950	$ 1,434,021	$ 8,950

SUPPLEMENTAL DISCLOSURES:

Cash paid for interest	$ 69,811	$ -	$ 69,811
Cash paid for taxes	$ -	$ -	$ -

See accompanying note disclosures

NOTE 1 -  NATURE OF ORGANIZATION

DeFi Mobile Ltd. (the “Company”) was incorporated under the laws of the State of Delaware as Telemoto, Ltd., on November 22, 2006.  On October 24, 2007, the Company changed its name to DeFi Mobile, Ltd.  The Company is in the development stage and has not commenced significant operations. The Company operates as a global communications service provider, and provides the following services; global telecommunications, data access, and short message service (SMS) around the world on a wholesale or direct-to-consumer basis.  In addition, the Company also provides government and consumer solutions integrating innovative Voice over Internet Protocol (VoIP), Standard Internet Protocol (SIP) trunk, public-switched telephone networking (PSTN) and Private Branch Exchange (PBX) technologies with a wide variety of communication devices, including mobile smartphones, standard telephony devices, personal computers (PCs), soft-phones and other Internet Access Devices (IAD).  In general, customers of the Company leverage the Company’s integrated communication technology solution for business class communication that circumvents international long-distance and roaming fees commonly charged by standard cellular and land-line dependent telecommunications companies.  The Company is capable of integrating its innovative solutions with standard telecommunications companies and is actively evaluating business development opportunities in this arena.

The Company also operates in the United Kingdom through its wholly-owned subsidiary, “DeFi Mobile (UK) Limited” (DeFi UK).  DeFi UK was originally registered to the Registrar of Companies of England and Wales on March 12, 2008 under the name “Shelfco (no. 3532) Limited”, and officially changed its name to DeFi Mobile (UK) Limited on June 27, 2008.

NOTE 2 -

SUMMARY OF SIGNFICANT ACCOUNTING POLICIES

a.

Accounting Method

The Company’s consolidated financial statements are prepared using the accrual method of accounting.  The Company has elected a December 31 year-end.

b.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

c.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

NOTE 2 -

SUMMARY OF SIGNFICANT ACCOUNTING POLICIES (Continued)

d.

Accounts Receivable

The Company sells its products throughout the United States.  The Company evaluates its accounts receivable on a regular basis for collectibility and provides for an allowance for potential credit losses as deemed necessary. As of December 31, 2008 and 2007, the allowance for doubtful accounts was $-0-.

e.

Property and Equipment

Property and equipment is recorded at cost.  Major additions and improvement are capitalized, while ordinary maintenance and repairs are expensed as incurred.  The cost and related accumulated depreciation of equipment retired or sold are removed from the accounts and any differences between the undepreciated amount and the proceeds from the sale are recorded as gain or loss on sale of equipment.  Depreciation is computed using the straight-line method over the estimated useful lives of the respective assets, ranging as follows:

Network hardware

3 years

Computer equipment

3 years

Computer servers

3 years

Furniture and fixtures

3 years

Depreciation expense on property and equipment was $158,688 and $33,750 for the years ended December 31, 2008 and 2007, respectively.

f.

Software Development Costs

The Company capitalizes software development costs in accordance with Statement of Position (“SOP”) No. 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use,” under which certain software development costs incurred subsequent to the establishment of technological feasibility may be capitalized and amortized over the estimated lives of the related products. The Company determines technological feasibility to be established upon completion of (1) product design, (2) detail program design, (3) consistency between product and program design and (4) review of detail program design to ensure that high risk development issues have been resolved. Development costs for these products are amortized over periods not exceeding three years, based on the estimated economic life of the product. Capitalized software development costs, net of accumulated amortization, amounted to $580,068 and $285,168 at December 31, 2008 and 2007, respectively.

These costs were not amortized during 2007 because revenue generating activities have not yet commenced.  Amortization expense, however, for the year ended December 31, 2008 was $127,176.

NOTE 2 -

SUMMARY OF SIGNFICANT ACCOUNTING POLICIES (Continued)

g.

Concentrations

Financial instruments that potentially subject the Company to concentrations of credit risks consist of cash and cash equivalents.  The Company places its cash and cash equivalents at well known quality financial institutions.  Cash and cash equivalents at banks are insured by the Federal Deposit Insurance Corporation (FDIC) for up to $250,000.  As of December 31, 2008 and 2007, the Company had cash and cash equivalents in excess of this amount by $-0-, and $1,184,021, respectively.

h.

Fair Value of Financial Instruments

The Company follows Statement of Financial Standard (“SFAS”) No. 157, Fair Value Measurements.  This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The adoption of SFAS 157 did not have an impact on the Company's consolidated financial statements.  Due to their short-term nature, the carrying value of the Company’s current financial assets and liabilities approximates their fair values.  The fair value of the Company’s borrowings, if recalculated based on current interest rates, would not significantly differ from the recorded amounts.

i.

Revenue Recognition

The Company applies the provisions of SEC Staff Accounting Bulletin (“SAB”) No. 104, Revenue Recognition in Financial Statements (“SAB 104”), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC.  The SAB 104 outlines the basic criteria that must be met to recognize the revenue and provides guidance for disclosure related to revenue recognition policies.  In general, the Company recognizes revenue related to licensing fees when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the fee is fixed or determinable and (iv) collectability is reasonably assured.

The Company recognizes revenue from wholesale business development relationships and the direct to consumer sales of its current product offerings.  The revenue for these services is billed to the customer one month in advance, and accounted for by the Company as a deferred liability until they are recognized as revenue the following month when the service is actually performed.

NOTE 2 -

SUMMARY OF SIGNFICANT ACCOUNTING POLICIES (Continued)

j.

Income Taxes

The Company accounts for income taxes pursuant to SFAS No. 109, “Accounting for Income Taxes” (“SFAS No. 109”).  Under SFAS No. 109, deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes.  The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences. The Company maintains a valuation allowance with respect to deferred tax assets.

The Company establishes a valuation allowance based upon the potential likelihood of realizing the deferred tax asset and taking into consideration the Company’s financial position and results of operations for the current period.  Future realization of the deferred tax benefit depends on the existence of sufficient taxable income within the carryforward period under the Federal tax laws.

Changes in circumstances, such as the Company generating taxable income, could cause a change in judgment about the realizability of the related deferred tax asset.  Any change in the valuation allowance will be included in income in the year of the change in estimate.

On January 1, 2007, the Company adopted Financial Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes – An Interpretation of FASB Statement No. 109 (FIN 48).  FIN 48 requires a company to determine whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position.  If the more-likely-than-not threshold is met, a company must measure the tax position to determine the amount to recognize in the financial statements.  As a result of the implementation of FIN 48, the Company performed a review of its material tax positions in accordance with and measurement standards established by FIN 48.  At the adoption date of January 1, 2007, the Company had no unrecognized tax benefit which would affect the effective tax rate if recognized. There has been no significant change in the unrecognized tax benefit during the year ended December 31, 2008.  The Company also estimates that the unrecognized tax benefit will not change significantly within the next twelve months.

As the Company has significant net operating loss carry forwards, even if certain of the Company’s tax positions were disallowed, it is not foreseen that the Company would have to pay any taxes in the near future.  Consequently, the Company does not calculate the impact of interest or penalties on amounts that might be disallowed.

For the years ended December 31, 2008 and 2007, the Company incurred a net loss and, therefore, had no tax liability.   The net deferred tax asset generated by the loss carry-forwards has been fully reserved.  The cumulative net operating loss carryforward is approximately $5,859,793 at December 31, 2008, and will expire in the years 2027 through 2028.

NOTE 2 -

SUMMARY OF SIGNFICANT ACCOUNTING POLICIES (Continued)

j.

Income Taxes (Continued)

The deferred tax asset and the valuation account is as follows at December 31, 2008 and 2007:

              December 31,

            2008                     2007

Deferred tax asset:

NOL carryforward

$

1,992,400

$

528,700

Valuation allowance

    (1,992,400)

(528,700)

Total

$

             -

$

             -

The components of income tax expense are as follows for the years ended December 31, 2008 and 2007, respectively:

	2008	2007

Current income tax expense (benefit):
Federal	$ -	$ -
State	-	-

Current tax expense	$ -	$ -

Deferred tax expense (benefit) arising from:
Valuation allowance	$ (1,463,700)	$ (528,700)
Net operating loss carryforward	1,463,700	528,700

Net deferred tax assets	-	-

Income tax provision	$ -	$ -

k.

Basic and Fully Diluted Loss Per Share

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 128, Earnings Per Share, the computations of basic loss per share of common stock are based on the weighted average number of common shares outstanding during the period of the consolidated financial statements.

The computations of basic and fully diluted loss per share of common stock are based on the weighted average number of common shares outstanding during the period of the consolidated financial statements, plus the common stock equivalents which would arise from the exercise of stock options and warrants outstanding during the period, or the exercise of convertible debentures. Common stock equivalents, totaling 335,000 shares pursuant to the convertible debentures and other notes payable, and 4,465,075 shares pursuant to the conversion of preferred shares, have not been included because they are anti-dilutive.

NOTE 2 -

SUMMARY OF SIGNFICANT ACCOUNTING POLICIES (Continued)

k.

Basic and Fully Diluted Loss Per Share (Continued)

Following is a reconciliation of the loss per share for the years ended December 31, 2008 and 2007, respectively:

        For the Years Ended

             December 31,

        2008

        2007

Net (loss) available to

 common shareholders

$

(4,304,864)

$

(1,554,929)

Weighted average shares

6,666,667

3,711,416

Basic and fully diluted loss per share (based

 on weighted average shares)

$

(0.65)

$

(0.42)

l.

Advertising and Marketing Expense

The Company expenses advertising and marketing costs as incurred. Advertising and marketing expense for the years ended December 31, 2008 and 2007 were $306,618 and $95,961, respectively.

m.

 Newly Adopted Pronouncements

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115 (“SFAS 159”), which allows an entity the irrevocable option to elect fair value for the initial and subsequent measurement for certain financial assets and liabilities under an instrument-by-instrument election. Subsequent measurements for the financial assets and liabilities an entity elects to fair value will be recognized in earnings. SFAS 159 also establishes additional disclosure requirements. SFAS 159 is effective for fiscal years beginning after November 15, 2007, with early adoption permitted provided that the entity also adopts SFAS 157. The adoption of SFAS 159 did not have a material impact on the Company’s consolidated results of operations, financial position, or cash flow.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations (“SFAS 141(R)”). SFAS 141(R) replaces SFAS No. 141, Business Combinations, but retains the requirement that the purchase method of accounting for acquisitions be used for all business combinations. SFAS 141(R) expands on the disclosures previously required by SFAS 141, better defines the acquirer and the acquisition date in a business combination, and establishes principles for recognizing and measuring the assets acquired (including goodwill), the liabilities assumed and any non-controlling interests in the acquired business. SFAS 141(R) also requires an acquirer to record an adjustment to income tax expense for changes in valuation allowances or uncertain tax positions related to acquired businesses. SFAS 141(R) is effective for all business combinations with an acquisition date in the first annual period following December 15, 2008; early adoption is not permitted. The Company does not expect the adoption of SFAS 141(R) to have a material impact on its consolidated results of operations, financial position, or cash flow.

NOTE 2 -

SUMMARY OF SIGNFICANT ACCOUNTING POLICIES (Continued)

m.

Newly Adopted Pronouncements (Continued)

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No. 5” (SFAS 160). SFAS 160 requires that non-controlling (or minority) interests in subsidiaries be reported in the equity section of the company’s balance sheet, rather than in a mezzanine section of the balance sheet between liabilities and equity. SFAS 160 also changes the manner in which the net income of the subsidiary is reported and disclosed in the controlling company’s income statement. SFAS 160 also establishes guidelines for accounting for changes in ownership percentages and for deconsolidation. SFAS 160 is effective for financial statements for fiscal years beginning on or after December 1, 2008 and interim periods within those years; early adoption is not permitted. The Company does not expect the adoption of SFAS 160 to have a material impact on its consolidated results of operations, financial position, or cash flow.

In March 2008, the Financial Accounting Standards Board (FASB) issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 ("SFAS No. 161"). SFAS No. 161 changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about how and why an entity uses derivative instruments, how the instruments are accounted for under SFAS No. 133 and its related interpretations, and how the instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. The guidance in SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company does not expect the adoption of SFAS No. 161 to have a material impact on its consolidated results of operations, financial position, or cash flow.

In May of 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 163, Accounting for Financial Guarantee Insurance – an interpretation of FASB Statement No. 60, Accounting and Reporting by Insurance Enterprises.  This statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation.  This statement also clarifies how Statement 60 applies to financial guarantee insurance contracts.  This statement is effective for fiscal years beginning after December 15, 2008.  This statement has no effect on the Company’s financial reporting at this time.

NOTE 2 -

SUMMARY OF SIGNFICANT ACCOUNTING POLICIES (Continued)

m.

Newly Adopted Pronouncements (Continued)

In May of 2008, the FASB issued Statement No. 162, The Hierarchy of Generally Accepted Accounting Principles.  This statement identifies literature established by the FASB as the source for accounting principles to be applied by entities which prepare financial statements presented in conformity with generally accepted accounting principles (GAAP) in the United States.  This statement is effective 60 days following approval by the SEC of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.  This statement will require no changes in the Company’s financial reporting practices.

n.

Principles of Consolidation

The consolidated financial statements include the accounts of DeFi Mobile Ltd., and its wholly-owned subsidiary, DeFi Mobile (UK) Limited.  All material intercompany accounts and transactions have been eliminated in the consolidation.

o.

Domain Names

The Company has purchased the right to use two separate domain names, one for the services provided in the United States and the other for the services to be provided by its wholly-owned subsidiary, DeFi UK.  As of December 31, 2008 and 2007, the total amount paid for these domain names was $13,487 and $11,190, respectively.  These domain names will be amortized over a period of 10 years.

n.

Patents and Trademarks

On October 30, 2007, the Company registered the marks “DE-FI” and “DEFi” with the United States Patent and Trademark Office.  The Company also registered the associated design and layout with each mark at the same time, which are on file with the Trademark Electronic Search System (“TESS”).  The Company does not have any patents pending at this time.  As of December 31, 2008 and 2007, the total amount capitalized for these patents and trademarks was $47,365 and $-0-, respectively.  These patents and trademarks will be amortized over a period of 10 years.  Amortization expense on patents and trademarks was $4,737 and $-0- for the years ended December 31, 2008 and 2007, respectively.

NOTE 3 -

GOING CONCERN

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern.  However, as of December 31, 2008, the Company had an accumulated deficit of $5,859,793, significant negative working capital, and is in default on various notes payable. These factors raise substantial doubt about the Company's ability to continue as a going concern.

Recovery of the Company's assets is dependent upon future events, the outcome of which is indeterminable.  Successful completion of the Company's development program and its transition to the attainment of profitable operations is dependent upon the Company achieving a level of sales adequate to support the Company’s cost structure.  In addition, realization of a major portion of the assets in the accompanying balance sheet is dependent upon the Company's ability to meet its financing requirements and the success of its plans to develop and sell its products.  Management plans to issue additional debt equity to fund the release of new products in 2009 and to continue to generate cash flow from operations. Additionally, the Company has also entered into an agreement to be acquired by a company, which would provide additional resources to fund the ongoing operations (see Note 11).  The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

NOTE 4 -

NETWORK SOFTWARE AND USER LICENSES

Effective July 30, 2007, the Company purchased software including 200,000 user licenses for a total purchase price of $1,000,000.  These licenses will be amortized based on the total number of end users.  For the year ended December 31, 2008, the Company capitalized an additional $650 for expenses incurred in connection with the software and licenses.

These costs were not amortized during 2007 because there were no users during 2007.  Amortization expense, however, for the year ended December 31, 2008 was $966, calculated based on 161 total users.

In addition to the initial purchase of the software and user licenses, the Company also entered into a software maintenance and support agreement for an annual fee of $120,000.  This amount is paid in advance by the Company and then is amortized over the twelve month contract, at which time the contract automatically renews for the next twelve month period.  The unamortized amount is included in the Company’s balance sheet as prepaid expenses, totaling $45,650 and $120,000 at December 31, 2008 and 2007, respectively.

NOTE 5 -

NOTE PAYABLE – RELATED PARTY

During November 2008, the Company received $250,000 pursuant to a promissory note from the Company’s current Chief Executive Officer.  The note bears interest at 6% per annum and was due on December 15, 2008.  The note is currently past due and continues to accrue interest at 6%.  Accrued interest on this note payable at December 31, 2008 totaled $2,500.

NOTE 6 -

CONVERTIBLE NOTE PAYABLE

During December 2008, the Company received $250,000 from an individual pursuant to a convertible note payable. The note required $50,000 of interest to be paid in advance and is due on March 2, 2009.  Pursuant to the note agreement, the note holder also received options to purchase up to 50,000 shares of preferred B stock at $0.05 per share, exercisable until October 2, 2018 (see also Note 9 regarding Preferred B stock).

As stated above, the Company was required to pay $50,000 of interest on the effective date of the note.  However, this payment is currently past due.  The accrued interest on this convertible note payable at December 31, 2008 totaled $16,667.

The convertible note has been accounted for pursuant to EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of EITF Issue No. 98-5 to Certain Convertible Instruments.

NOTE 7 -

VENTURE CAPITAL NOTE PAYABLE

During December 2007, the Company established a venture capital credit facility with a company giving them the ability to borrow up to $750,000.  The facility bears interest at prime plus 4.5% with a cap of 12%.  The facility also contains a warrant coverage clause giving the lender the right to convert the total amount borrowed on the facility into warrants to purchase series A preferred stock of the Company at a 12% coverage ratio or 90,000 shares at $1.00 per share.  At December 31, 2008 and 2007, the total amount borrowed was $625,871 and $500,000, respectively.  As of December 31, 2008 and 2007, there was no accrued interest related to this note payable.

NOTE 8 -

SUBORDINATED CONVERTIBLE NOTES PAYABLE

During the year ended December 31, 2008, the Company entered into subordinated convertible notes with investors ranging from $12,500 to $500,000.  These notes bear interest at 10% per annum, are due on demand and include a warrant coverage clause giving the lender the right to convert their total amount borrowed into warrants to purchase series B preferred stock of the Company at a 10% coverage ratio (see also Note 9 regarding Preferred B stock).  At December 31, 2008, the total amount owed to these investors was $1,975,000.  Accrued interest on these notes payable at December 31, 2008 totaled $93,521.

NOTE 9 -

STOCK TRANSACTIONS

During June 2007, the Company issued 6,666,667 shares of common stock to its founders for cash proceeds of $667.  3,000,000 shares were purchased by the Company’s President and CEO, respectively, and the remaining 666,667 shares were purchased by a Founder and Director of the Company.

During the year ended December 31, 2007, the Company issued 4,465,075 shares of series A preferred stock for cash at $1.00 per share for total cash proceeds of $4,465,075.  These shares pay an 8% annual dividend (payable if and when declared by the Board of Directors).  These dividends are not cumulative.  In addition, each share of series A preferred stock is initially convertible into 1 share of common stock at any time at the option of the holder.  The shares will automatically convert into common stock upon (1) the election by the majority of the outstanding series A preferred stockholders, or (2) the consummation of a written public offering with aggregate proceeds in excess of $25 million.

The Company also incurred stock offering costs pursuant to the issuance of the series A preferred stock mentioned above, in the amount of $475,399 for the year ended December 31, 2008.

As of December 31, 2008, none of the authorized series B preferred stock had been issued, and pursuant to a business combination being contemplated, the series B preferred stock will be replaced by conversion into common stock in an acquiring company.

NOTE 10 -

COMMITMENTS AND CONTINGENCIES

Employment Agreements

Chief Executive Officer (CEO)

Effective November 22, 2006, the Company entered into an employment agreement with an individual to be its Chief Executive Officer (CEO) at $180,000 per annum.  The employee purchased 3,000,000 shares of the Company’s common stock pursuant to the terms and conditions of a Stock Purchase Agreement, with the following amendments (1) if the Company terminates the employee’s services for any reason other than cause, then the right of repurchase shall lapse with respect to 50% of the then restricted shares (2) if the Company is subject to a change in control before the employee’s service terminates and if the employee is subject to an involuntary termination within 12 months after the change in control, then the right of repurchase shall lapse with respect to 100% of the restricted shares.

In addition, if the employee’s employment is terminated for any reason other than cause the Company will be required to pay the employees base salary for a period of 12 months after termination.

NOTE 10 -

COMMITMENTS AND CONTINGENCIES (Continued)

Employment Agreements (Continued)

President

Effective November 22, 2006, the Company entered into an employment agreement with an individual to be its President at $180,000 per annum.  The employee purchased 3,000,000 shares of the Company’s common stock pursuant to the terms and conditions of a Stock Purchase Agreement, with the following amendments (1) if the Company terminates the employee’s services for any reason other than cause, then the right of repurchase shall lapse with respect to 50% of the then restricted shares (2) if the Company is subject to a change in control before the employee’s service terminates and if the employee is subject to an involuntary termination within 12 months after the change in control, then the right of repurchase shall lapse with respect to 100% of the restricted shares.

In addition, if the employee’s employment is terminated for any reason other than cause the Company will be required to pay the employees base salary for a period of 12 months after termination.

Operating Leases

The Company leases its office under the terms of an operating lease agreement.  As of December 31, 2008, the Company had one office lease.  The current lease commenced on September 1, 2008 and has a 12 month term.  Rent expense for the years ended December 31, 2008 and 2007, was $144,470 and $41,003, respectively.

The Company also leases its copy machine under the terms of an operating lease agreement.  The current lease commenced on September 17, 2008 and has a 36 month term.  The monthly expense associated with this lease is $290.

The future minimum lease payments under operating leases are as follows:

Years Ending December 31,

2009	$ 47,809
2010	3,480
2011	2,640
Thereafter	-

Total future minimum lease payments	$ 53,929

NOTE 11 -

SUBSEQUENT EVENTS

Subsequent to December 31, 2008, the following material subsequent events occurred:

1.

The Company issued additional Subordinated Convertible Notes Payable totaling $782,655, these notes have the same terms and conditions as those discussed in Note 8.

2.

On May 11, 2009, the Company arranged a 90-day, interest free loan of $125,000 with a company in exchange for consideration of a merger.  This merger consideration was subsequently voted down by the Company’s Board of Directors.

3.

On March 9, 2009, the Company entered into a Letter of Intent agreement with Lion Capital Holdings, Inc. (“Lion”) that gives Lion the irrevocable right to acquire the Company on or before June 30, 2009 on the following terms and conditions:

a.

The Company will sell all assets, liabilities and issued and outstanding shares to Lion as follows:  one share of Lion’s common stock for each share of the Company’s common and Series A preferred shares.

b.

Lion will also issue to the Company’s preferred shareholders 25% warrant coverage at $0.25 per share for a two-year term, and 25% warrant coverage at $0.50 per share for a two-year term.

c.

Upon finalization of the agreement, Lion will change its name to DeFi Mobile, Ltd.

d.

The holders of the subordinated convertible notes payable will convert these notes into shares of Lion’s common stock at $0.10 per share, the day the purchase agreement is signed, instead of series B preferred stock as originally agreed.